Exhibit 10.1
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                     Summary of 2006 Performance Bonus Plan
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     All of the executive officers of Cheniere Energy,  Inc. (the "Company") are eligible for a  discretionary  annual  performance  bonus,  as determined by the
Section 162(m) Subcommittee (the "Subcommittee") of the Compensation Committee of the Board of Directors of the Company subject to the Company achieving either a minimum increase in the Company's net asset value per share or total stockholder return from January 1, 2006 through December 31, 2006 (the "2006 Performance Period"). The amount of the bonus payment under the 2006 performance plan will be determined by the Subcommittee after December 31, 2006. All payments, if any, with respect to the phantom stock shall be made on or before March 15, 2007. The table below sets forth the maximum number of shares of phantom stock with respect to which the Company's executive officers have the right to receive Company common stock or cash at the end of the 2006 Performance Period.

                             2006 Performance Awards

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                                                     Maximum Number of Shares of
       Covered Employee                                   Phantom Stock (1)
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Charif Souki, Chairman and Chief
  Executive Officer                                            100,000
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Walter L. Williams, Vice Chairman                               30,000
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Stanley C. Horton, President and Chief
  Executive Officer                                             75,000
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Jonathan Gross, Senior Vice President-
  Exploration                                                   30,000
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Zurab S. Kobiashvili, Senior Vice President
  and General Counsel                                           30,000
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Keith M. Meyer, Senior Vice President-LNG                       30,000
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Don A. Turkleson, Senior Vice President, Chief
  Financial Officer and Secretary                               30,000
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     (1)  Notwithstanding the number of shares listed herein, the maximum number of shares of phantom stock awarded to any covered employee shall not exceed the maximum award permitted under the Company's Amended and Restated 2003 Stock Incentive Plan, taking into account any other awards granted to such covered employee during the calendar year.